Exhibit 10.1
                           AMENDMENT NO. 5 AND WAIVER

                                       to

                                CREDIT AGREEMENT


     This AMENDMENT NO. 5 AND WAIVER dated as of March 31, 2007 (this "Waiver") is by and among HAMPSHIRE GROUP, LIMITED (the "Borrower"), HAMPSHIRE DESIGNERS, INC., GLAMOURETTE FASHION MILLS, INC., ITEM-EYES, INC., SB CORPORATION, SHANE HUNTER, INC., MARISA CHRISTINA, INCORPORATED, the Banks party hereto and HSBC Bank USA, National Association, as Agent for the Banks.

                                    RECITALS:
                                    ---------

     A. The Borrower, the Guarantors, the Banks and the Agent have entered into a Credit Agreement and Guaranty dated as of August 15, 2003, as amended by Amendment No. 1 thereto dated as of December 29, 2004, by Amendment No. 2 thereto dated as of November 10, 2005, by Amendment No. 3 and Waiver dated as of August 8, 2006 (such Amendment No. 3 and Waiver hereinafter referred to as the "August Waiver"), by Waiver dated as of October 13, 2006 (such Waiver hereinafter referred to as the "October Waiver") and by Amendment No. 4 and Waiver dated as of December 29, 2006 (such Amendment No. 4 and Waiver hereinafter referred to as the "December Waiver") (as amended, the "Loan Agreement").

     B. After giving effect to the December Waiver and following the earlier August and October Waivers, the Borrower requested, and the Banks agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006 within the time period then required, so long as the Borrower delivered such financial statements by March 31, 2007.

     C. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the August Waiver and extended to March 31, 2007 pursuant to the December Waiver, to a new deadline of July 30, 2007 for delivery of the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006.

     D. After giving effect to the December Waiver and following the earlier October Waiver, the Borrower requested, and the Banks agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending September 30, 2006 within the time period then required, so long as the Borrower delivered such financial statements by March 31, 2007.

     E. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the October Waiver and extended to March 31, 2007 pursuant to the December Waiver, to a new deadline of July 30, 2007 for delivery of the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending September 30, 2006.

     F. The Borrower has announced its need to restate its annual and quarterly financial statements for the years 2003 through 2005 and for the fiscal quarter ending April 1, 2006, including potential corrections to retained earnings for adjustments related to periods prior thereto. To the extent that causes a breach of the representation in Section 7.05 of the Loan Agreement or of any other representations or terms of the Loan Agreement, including, without limitation, those set forth in Sections 7.07, 7.11, 8.04, 8.06 and 8.08(b) thereof, the Banks agreed pursuant to the December Waiver to waive compliance, so long as the Borrower delivered all such restated financial statements (the "Restated Financial Statements") by March 31, 2007.

     G. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the December Waiver, to a new deadline of May 31, 2007 for the restatement of its annual financial statement for the years ending 2003 through 2005, and to a new deadline of July 30, 2007 for the restatement of the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending April 1, 2006.

     H. The Borrower has requested, and the Banks have agreed, to waive compliance with the Section 8.08(b) of the Loan Agreement requirement for the Borrower to deliver the annual financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 2006 within the time period therein required, so long as the Borrower delivers such financial statements by July 30, 2007.

     I. The Borrower has requested, and the Banks have agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending March 31, 2007 within the time period therein required, so long as the Borrower delivers such financial statements by August 27, 2007.

     J. The Borrower has requested, and the Banks have agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending June 30, 2007 within the time period therein required, so long as the Borrower delivers such financial statements by September 24, 2007.


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     K. The Banks are agreeable to extend the deadlines for the December Waiver and to add such new waivers, on the terms and subject to the conditions set forth herein.

     L. The Borrower has requested and the Banks have agreed, to amend the definition of Revolving Credit Termination Date to extend it from April 30, 2007 to December 31, 2007, all upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Waiver shall have the meaning ascribed to such term in the Loan Agreement.

     Section 2. Amendment to the Loan Agreement

          2.01 The definition of "Revolving Credit Termination Date appearing in
Section 1.01 of the Loan Agreement is hereby restated in its entirety to read as follows:

     "Revolving Credit Termination Date" means December 31, 2007.

     Section 3. Waivers.

          3.01 After giving effect to the December Waiver and following the earlier August and October Waivers, the Borrower requested, and the Banks agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006 within the time period then required, so long as the Borrower delivered such financial statements by March 31, 2007. By its execution hereof, the Banks hereby agree to continue to waive compliance with such covenant for the fiscal quarter ending July 1, 2006, so long as the quarterly financial statements for the fiscal quarter ending July 1, 2006 shall be delivered to the Banks on or before July 30, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of Default with respect to Financial Covenants (as defined in Section 3.08 hereof) and subject to Section 3.08 hereof)) is continuing as of the date hereof.

          3.02 After giving effect to the December Waiver and following the earlier October Waiver, the Borrower requested, and the Banks agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending September 30, 2006 within the time period then required, so long as the Borrower delivered such financial statements by March 31, 2007. By its execution hereof, the Banks hereby agree to continue to waive compliance with such covenant for the fiscal quarter ending September 30, 2006, so long as the quarterly financial statements for the fiscal quarter ending September 30, 2006 shall be delivered to the Banks on or before July 30, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of Default with respect to Financial Covenants and subject to Section 3.08 hereof)) is continuing as of the date hereof.

          3.03 The Borrower announced its need to restate its annual and quarterly financial statements for the years 2003 through 2005 and for the fiscal quarter ending April 1, 2006, including potential corrections to retained earnings for adjustments related to periods prior thereto. To the extent that causes a breach of the representation in Section 7.05 of the Loan Agreement or of any other representations or terms of the Loan Agreement, including, without limitation, those set forth in Sections 7.07, 7.11, 8.04, 8.06 and 8.08(b) thereof, the Banks agreed pursuant to the December Waiver to waive compliance, so long as the Borrower delivered all such restated financial statements (the "Restated Financial Statements") by March 31, 2007. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the December Waiver, to a new deadline of May 31, 2007 for the restatement of its annual financial statement for the years ending 2003 through 2005, and to a new deadline of July 30, 2007 for the restatement of the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending April 1, 2006. To the extent that such continued waiver causes a breach of the representation in Section 7.05 of the Loan Agreement or of any other representations or terms of the Loan Agreement, including, without limitation, those set forth in Sections 7.07, 7.11, 8.04, 8.06 and 8.08(b) thereof, the Banks agree to waive compliance, so long as the Borrower delivers all the Restated Financial Statements by the May 31, 2007 and July 30, 2007 dates set forth above, respectively.

          3.04 The Borrower has requested that the Banks waive compliance with
Section 8.08(b) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the annual financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 2006 within 120 days after the end of such Fiscal Year. The Borrower has informed the Banks that such financial information for the Fiscal Year ending December 31, 2006 will likely not be delivered within such 120 day period. By its execution hereof, the Banks hereby agree to waive compliance with such covenant solely for the Fiscal Year ending December 31, 2006 and not for any future periods, so long as the annual financial statements for the Fiscal Year ending December 31, 2006 shall be delivered to the Banks on or before July 30, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of


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Default with respect to Financial Covenants and subject to Section 3.08 hereof))
is continuing as of the date hereof.

          3.05 The Borrower has requested that the Banks waive compliance with
Section 8.08(a) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending March 31, 2007 within 45 days following the close of such first fiscal quarter of the Borrower. The Borrower has informed the Banks that such financial information for the fiscal quarter ending March 31, 2007 will likely not be delivered within such 45 day period. By its execution hereof, the Banks hereby agree to waive compliance with such covenant solely for the fiscal quarter ending March 31, 2007 and not for any future periods, so long as the quarterly financial statements for the fiscal quarter ending March 31, 2007 shall be delivered to the Banks on or before August 27, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of Default with respect to Financial Covenants and subject to Section 3.08 hereof)) is continuing as of the date hereof.

          3.06 The Borrower has requested that the Banks waive compliance with
Section 8.08(a) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending June 30, 2007 within 45 days following the close of such first fiscal quarter of the Borrower. The Borrower has informed the Banks that such financial information for the fiscal quarter ending June 30, 2007 will likely not be delivered within such 45 day period. By its execution hereof, the Banks hereby agree to waive compliance with such covenant solely for the fiscal quarter ending June 30, 2007 and not for any future periods, so long as the quarterly financial statements for the fiscal quarter ending June 30, 2007 shall be delivered to the Banks on or before September 24, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of Default with respect to Financial Covenants and subject to Section 3.08 hereof)) is continuing as of the date hereof.

          3.07 The waivers set forth herein are effective only in this one instance, and are not intended to waive compliance with such covenants for any future periods. Such waivers are subject to the satisfaction of the terms and conditions stated below for the effectiveness hereof. Such waivers are limited precisely as written and shall not be deemed to (a) be a waiver of any other term or condition of the Loan Agreement or any of the other Loan Documents, or
(b) prejudice any right or rights which the Banks may have or may have in the future under or in connection with the Loan Agreement or any of the other Loan Documents.


                                     - 5 -


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          3.08 Notwithstanding anything to the contrary stated herein, and for avoidance of doubt, in respect to any test dates occurring subsequent to June 29, 2006, (a) none of the waivers set forth herein constitutes an agreement by the Banks to waive compliance by the Borrower and its Restricted Subsidiaries with any financial covenants set forth in Article X of the Loan Agreement (the "Financial Covenants"), and (b) the Banks and the Agent reserve all of their rights and remedies as set forth in the Loan Agreement and other Loan Documents with respect to any non-compliance with any Financial Covenants. The parties hereto agree that to the extent that any of the applicable Restated Financial Statements demonstrate that the Borrower and its Restricted Subsidiaries shall not have been in compliance with any one of the Financial Covenants for any of the test dates occurring subsequent to June 29, 2006, such non-compliance shall constitute an Event of Default hereunder and the Banks and the Agent shall be entitled to exercise any and all remedies with respect to such Event of Default as set forth in Section 11.02 of the Loan Agreement.

     Section 4. Acknowledgments, Confirmations and Consent.

          4.01 Each of the Borrower and the Guarantors acknowledges and confirms that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.

          4.02 Each Guarantor consents in all respects to the execution by the Borrower of this Waiver and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Loan Agreement, guarantees the full payment and performance of all of the Obligations, and remains in full force and effect in accordance with its terms.

     Section 5. Representations and Warranties. The Borrower and each Guarantor, as the case may be, each represents and warrants to the Lenders and the Agent as follows:

          5.01 After giving effect to this Waiver, (i) each of the representations and warranties set forth in Article VII of the Loan Agreement is true and correct in all respects as if made on the date of this Waiver, and (ii) no Default or Event of Default exists under the Loan Agreement.

          5.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, delivery and performance of, this Waiver and the other agreements, instruments and documents to be executed by it in connection with this Waiver. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Waiver and the other


                                     - 6 -


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agreements, instruments and documents executed in connection with this Waiver.

          5.03 The execution, delivery and performance by the Borrower and each Guarantor of this Waiver will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.

          5.04 This Waiver has been duly executed and delivered by the Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     Section 6. Miscellaneous.

          6.01 Except as specifically modified by this Waiver, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          6.02 THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

          6.03 This Waiver may be signed in any number of counterparts with the same effect as if all parties to this Waiver signed the same counterpart.

          6.04 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Waiver and any other agreements, instruments and documents executed or furnished in connection with this Waiver.

     Section 7. Effectiveness of Waiver. This Waiver shall become effective as of the date first written above upon receipt by the Agent of (i) original counterparts of this Waiver duly executed by the Borrower, the Guarantors and the Required Banks, (ii) payment to the Agent for the account of the Banks of a non-refundable waiver fee in the amount of $25,000 and (iii) payment of the Agent's legal fees and expenses.

                            [signature pages follow]


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     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent
have signed and delivered this Waiver as of the date first written above.

                                   HAMPSHIRE GROUP, LIMITED


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                   Name:   Heath L. Golden
                                   Title:  Vice President and General Counsel

                                   HAMPSHIRE DESIGNERS, INC.


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                   Name:   Heath L. Golden
                                   Title:  Secretary

                                   GLAMOURETTE FASHION MILLS,
                                   INC.


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                   Name:   Heath L. Golden
                                   Title:  Secretary

                                   ITEM-EYES, INC.


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                   Name:   Heath L. Golden
                                   Title:  Secretary

                                   SB CORPORATION


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                   Name:   Heath L. Golden
                                   Title:  Secretary


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


                                   SHANE HUNTER, INC.


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                   Name:   Heath L. Golden
                                   Title:  Secretary

                                   MARISA CHRISTINA,
                                   INCORPORATED


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                   Name:   Heath L. Golden
                                   Title:  Secretary

                                   HSBC BANK USA, NATIONAL ASSOCIATION, as a
                                   Bank, as Letter of Credit Issuing Bank (for all Letters of Credit other than Existing Letters of Credit) and as Agent


                                   By: /s/ Richard J. Elias
                                       -----------------------------------------
                                   Name:   Richard J. Elias
                                   Title:  Vice President

                                   THE CIT GROUP/COMMERCIAL
                                   SERVICES, INC., as a Bank


                                   By: /s/ Michael I. Dicker
                                       -----------------------------------------
                                   Name:   Michael I. Dicker
                                   Title:  Senior Vice President

                                   JPMORGAN CHASE BANK , as a Bank and as Letter of Credit Issuing Bank (for the Existing Letter of Credit)


                                   By: /s/ Joseph J. Nastri
                                       -----------------------------------------
                                   Name:   Joseph J. Nastri
                                   Title:  Senior Vice President


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                                   ISRAEL DISCOUNT BANK OF NEW
                                   YORK, as a Bank


                                   By: /s/ Juan Zaino
                                       -----------------------------------------
                                   Name:   Juan Zaino
                                   Title:  First Vice President

                                   By: /s/ Howard Weinberg
                                       -----------------------------------------
                                   Name:   Howard Weinberg
                                   Title:  Senior Vice President

                                   BANK OF AMERICA, N.A., as a Bank


                                   By: /s/ Dolores A. Walsh
                                       -----------------------------------------
                                   Name:   Dolores A. Walsh
                                   Title:  Senior Vice President


                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION, as a Bank


                                   By: /s/ Tim Sechrest
                                       -----------------------------------------
                                   Name:   Tim Sechrest
                                   Title:  Vice President


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